QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 18, 2004
Date of Report
(Date of Earliest Event Reported)

TRANSMONTAIGNE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11763	06-1052062
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1670 Broadway, Suite 3100, Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

(303) 626-8200
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial statements.

        Not applicable

(b)
Pro forma financial information.

        Not applicable

(c)
Exhibits.

Exhibit Number	Description
99.1	TransMontaigne Inc. earnings press release dated May 12, 2004.

Item 12. Results of Operations and Financial Condition.

        On May 12, 2004, TransMontaigne Inc. announced its consolidated financial results for the three and nine months ended March 31, 2004. A copy of the press release (the "Press Release") is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as Exhibit 99.1.

        The information in this current report, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE INC.
Dated: May 18, 2004	By:	/s/ RANDALL J. LARSON Randall J. Larson Executive Vice President

3

EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number	Description
99.1	TransMontaigne Inc. earnings press release dated May 12, 2004.

QuickLinks

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX